SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 17, 2004

                                 A.D.A.M., INC.
             (Exact name of registrant as specified in its charter)


            Georgia                     0-26962                   58-1878070
 (State or other jurisdiction   (Commission file number)       (I.R.S. Employer
       of incorporation)                                     Identification No.)


         1600 RiverEdge Parkway, Suite 100, Atlanta, Georgia 30328-4658
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (770) 980-0888



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Item 7. Financial Statements and Exhibits. The press release issued by A.D.A.M.,
Inc. on February 17, 2004 announcing its results for the fourth quarter of 2003 is filed herewith as Exhibit 99.1. Item 9. Regulation FD Disclosure and Item 12. Disclosure of Results of Operations and Financial Condition On February 17,
2004, A.D.A.M., Inc. issued a press release announcing its results for the quarter ended December 31, 2003. A copy of the press release is furnished as part of this report and incorporated by reference in response to Items 9 and 12 of this Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      A.D.A.M., Inc.
  Date: February 17, 2004       By:   /s/ ROBERT S. CRAMER, JR.
                                      -----------------------------
                                      Robert S. Cramer, Jr.
                                      Chief Executive Officer

                                By:   /s/ KEVIN S. NOLAND
                                      -----------------------------
                                      Kevin S. Noland
                                      President and Chief Operating Officer
                                      (acting principal financial and accounting
                                      officer)





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                                  EXHIBIT INDEX


Exhibit     Exhibit Name
Number

99.1        Press Release dated February 17, 2004